Rule 497(e)
File Nos. 2-80886
and 811-03626

Citizens Funds®

Citizens Small Cap Core Growth Fund

Supplement Dated January 16, 2008

To Prospectus Dated October 29, 2007

The portfolio manager table at the bottom of page 6 of the prospectus for the Citizens Small Cap Core Growth Fund is deleted and replaced with the following:

“CO-PORTFOLIO MANAGERS

J. Michael Gallipo, CFA and Jonathan White, CFA. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on page 28.”

The section of the prospectus entitled “Portfolio Management for Each Fund – Citizens Small Cap Core Growth Fund” on page 28 of the prospectus is deleted and replaced with the following:

“J. Michael Gallipo, CFA (since 2/05)

•	See biographical information under Citizens Emerging Growth Fund.

Jonathan White, CFA (since 2/05)

•	See biographical information under Citizens Core Growth Fund.

Mr. Gallipo is the lead member of the portfolio management team.”